Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 1, 2009 TO MARCH 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHELLE O. MOSIER	MAY 15, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	MAY 15, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)

3/31/2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	48,549
Restricted cash	2,328
Cash held by Bank of America (1)	296,744
Short-term investments	712
Accounts receivable, net	476,919
Merchandise inventory	11
Income tax receivable	71,959
Prepaid expenses and other current assets	28,648
Intercompany receivables and investments in subsidiaries	521,910

TOTAL CURRENT ASSETS	1,447,780

Property and equipment	518,672
Accumulated depreciation	(341,761)
Net property and equipment	176,911
Other assets	142,531

TOTAL ASSETS	1,767,222

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	27,830
Expenses payable	51,099
Accrued expenses and other current liabilities	33,516
Accrued compensation	1,381
Intercompany payables	15,074
Accrued income taxes	1,457

TOTAL CURRENT LIABILITIES	130,357

Deferred rent credits	1,388
Deferred income taxes	7,927
Other liabilities	25,427

LIABILITIES NOT SUBJECT TO COMPROMISE	165,099

LIABILITIES SUBJECT TO COMPROMISE	1,615,442

TOTAL LIABILITIES	1,780,541

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,915
Retained deficit	(783,408)
Accumulated other comprehensive income	29,562

TOTAL STOCKHOLDERS' EQUITY	(13,319)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	1,767,222

(1) As permitted under the amended DIP credit facility, Bank of America holds cash as collateral for the company's outstanding letters of credit of $67.4 million as well as cash swept from the company's bank accounts.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	3/1/2009 - 3/31/2009
Net sales	98,236
Cost of sales, buying and warehousing	175,831
Gross profit (loss)	(77,595)
Selling, general and administrative expenses	287,355
Operating loss	(364,950)
Interest income	-
Interest expense	-
Loss before reorganization items, GAAP reversals and income taxes	(364,950)
Reorganization items, net	(435,895)
GAAP reversals, net (1)	(12,090)
Income tax provision (2)	1,856
Net loss	(814,791)

(1) During March 2009, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles. Items reversed include deferred tax assets and reserves established under GAAP. The net impact of these GAAP reversals was a non-cash loss of $12.1 million.

(2) During March 2009, the company did not record a full tax provision as it no longer complies with generally accepted accounting principles.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/2008 - 3/31/2009
Net sales	3,200,966
Cost of sales, buying and warehousing	2,825,511
Gross profit	375,455
Selling, general and administrative expenses	892,068
Asset impairment charges (1)	334,559
Operating loss	(851,172)
Interest income	90
Interest expense	24,695
Loss before reorganization items, GAAP reversals and income taxes	(875,777)
Reorganization items, net	(594,421)
GAAP reversals, net (2)	346,660
Income tax benefit	(1,040)
Net loss	(1,122,498)

(1) The company recorded a non-cash impairment charge of $334.6 million during the period between 11/10/2008 and 3/31/2009. The charge was primarily related to long-lived assets at the company's stores.

(2) During the period between 1/1/09 and 3/31/09, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles. Items reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP. The net impact of these GAAP reversals was a non-cash gain of $346.7 million.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
3/1/2009 - 3/31/2009
Operating Activities:
Net loss	$(814,791)

Adjustments to reconcile net loss to net cash
provided by operating activities:
Net loss from reorganization items	435,895
Net loss from GAAP reversals	12,090
Depreciation expense	8,007
Loss on dispositions of property & equipment	287,946
Provision for deferred income taxes	1,856
Other	(9,058)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	28,299
Accounts receivable, net	94,610
Merchandise inventory	153,487
Prepaid expenses & other current assets	1,544
Other assets	6,261
Merchandise payable	(12,216)
Expenses payable	(27,516)
Accrued expenses, other current liabilities and accrued
income taxes	(61,779)
Intercompany receivables	288
Other long-term liabilities	(121,612)
Net cash used in operating activities before
reorganization items	(16,689)
Cash effect of reorganization items	(3,318)
Net cash used in operating activities	(20,007)

Investing Activities:
Purchases of property and equipment	(19)
Proceeds from sales of property & equipment	14,315
Net cash provided by investing activities	14,296

Financing Activities:
Change in overdraft balances	7,725
Net cash provided by financing activities	7,725

Increase in cash and cash equivalents	2,014
Cash and cash equivalents at beginning of period	46,535
Cash and cash equivalents at end of period	$48,549

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
11/10/2008 - 3/31/2009
Operating Activities:
Net loss	$(1,122,498)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net loss from reorganization items	594,421
Net gain from GAAP reversals	(346,660)
Depreciation expense	41,293
Amortization expense	4
Asset impairment charges	334,559
Stock-based compensation benefit	(8,447)
Loss on dispositions of property & equipment	313,163
Provision for deferred income taxes	3,383
Other	(9,607)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	(299,072)
Accounts receivable, net	(154,304)
Merchandise inventory	1,605,958
Prepaid expenses & other current assets	79,765
Other assets	(12,671)
Merchandise payable	(9,211)
Expenses payable	(30,715)
Accrued expenses, other current liabilities and accrued
income taxes	(50,674)
Intercompany receivables	4,977
Other long-term liabilities	(204,127)
Net cash provided by operating activities before
reorganization items	729,537
Cash effect of reorganization items (professional fees)	(7,140)
Net cash provided by operating activities	722,397

Investing Activities:
Purchases of property and equipment	(748)
Proceeds from sales of property & equipment	31,997
Net cash provided by investing activities	31,249

Financing Activities:
Proceeds from DIP borrowings	2,961,203
Principal payments on DIP borrowings	(3,691,794)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,983)
Change in overdraft balances	5,942
Net cash used in financing activities before
reorganization items	(726,429)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(753,111)

Increase in cash and cash equivalents	535
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$48,549

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	1/31/2009	2/28/2009	3/31/2009
1.	0-30				$338,025,740	204,246,128	41,077,086
2.	31-60				87,304,321	141,881,978	88,749,227
3.	61-90				80,908,211	92,452,362	133,381,873
4.	91	+			34,272,613	133,017,016	213,710,779
5.	TOTAL ACCOUNTS RECEIVABLE				$540,510,885	$571,597,484	$476,918,965
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				73,977	73,977	-
7.	ACCOUNTS RECEIVABLE (NET)				$540,436,908	$571,523,507	$476,918,965

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	3/1/2009 - 3/31/2009

			0-30	31-60	61-90	91+
TAXES PAYABLE			DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL		$5,896,876				$5,896,876
2.	STATE		6,457,925	810,457	725,741	96,182	8,090,305
3.	LOCAL		10,356,675	-	-	-	10,356,675
4.	OTHER (SEE APPENDIX A)		3,172,209	4,302,363	4,553,684	6,175,087	18,203,343
5.	TOTAL TAXES PAYABLE		$25,883,684	$5,112,820	$5,279,425	$6,271,269	$42,547,199

6.	MERCHANDISE PAYABLE		$3,154,379	$5,616,026	$15,729,823	$1,956,302	$26,456,530
	EXPENSES PAYABLE		$10,586,909	$4,690,919	$8,505,953	$26,937,586	$50,721,367

STATUS OF POSTPETITION TAXES					MONTH:	3/1/2009 - 3/31/2009

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$3,168,077	$3,589,411	$(5,075,433)	$1,682,055
2.	FICA-EMPLOYEE**			2,288,505	2,173,339	(3,564,877)	896,967
3.	FICA-EMPLOYER**			3,730,704	2,190,379	(3,573,969)	2,347,114
4.	UNEMPLOYMENT			921,747	49,034	(41)	970,740
5.	INCOME			-			-
6.	OTHER (ATTACH LIST)			-			-
7.	TOTAL FEDERAL TAXES			$10,109,033	$8,002,163	$(12,214,320)	$5,896,876
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$948,831	$1,055,055	$(1,534,914)	$468,972
9.	SALES			34,546,754	6,233,544	(36,870,268)	3,910,030
10.	EXCISE			-	-		-
11.	UNEMPLOYMENT			3,519,702	211,656	(2,216)	3,729,142
12.	REAL PROPERTY			63,240	31,620	-	94,860
13.	PERSONAL PROPERTY			9,834,877	411,702	(2,604)	10,243,975
14.	OTHER (SEE APPENDIX A)			17,641,506	1,344,337	(782,500)	18,203,343
15.	TOTAL STATE & LOCAL & OTHER			$66,554,910	$9,287,915	$(39,192,502)	$36,650,323
16.	TOTAL TAXES			$76,663,943	$17,290,078	$(51,406,822)	$42,547,199

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	488,216	-	-	-	488,216
Franchise Taxes	969,150	-	-	-	969,150
Business Licenses and Gross Receipts Taxes	184,528	273,762	162,512	339,345	960,147
Other Taxes	141,236	-	-	-	141,236
Real Estate Taxes (passed through by landlord)	1,389,079	4,028,601	4,391,172	5,835,742	15,644,594

Other Taxes Payable	3,172,209	4,302,363	4,553,684	6,175,087	18,203,343

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1) (2)	$488,216	$-	$-	$488,216
Franchise Taxes (1)	969,150	-	-	969,150
Business Licenses and Gross Receipts Taxes	768,785	84,053	107,309	960,147
Other Taxes	128,215	113,864	(100,843)	141,236
Real Estate Taxes (passed through by landlord)	15,287,140	1,146,420	(788,966)	15,644,594

Total Other Taxes	$17,641,506	$1,344,337	$(782,500)	$18,203,343

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition.

(2) During March 2009, the company did not record a full tax provision as it no longer complies with generally accepted accounting principles. Therefore, the ending tax liability does not include an additional accrual for March.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	3/1/2009 - 3/31/2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 50,872,039
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND				$ 5,148

13.	TOTAL CASH - END OF MONTH				$ 50,877,187

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 3/31/09

101003	Wachovia Circuit City Master	2055275431509	Circuit City Stores, Inc.	Funding Account	48,971	48,180,219	3/31/2009	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	Circuit City Stores, Inc.	Funding Account	48,125,248	-	3/31/2009	Y
101015	Wachovia Vendor Disbursement	2079920046733	Circuit City Stores, Inc.	Disbursement Account	-	(25,896)	3/31/2009	Y
101046	Wachovia American Express	2055302199620	Circuit City Stores, Inc.	Depository Account	-	(1,924,486)	3/31/2009	Y
101063	Wachovia Sublease Lockbox	2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101082	BOA CC WC Licensing	1257401034	Circuit City West Coast	Transfer Account	-	-	3/31/2009	Y
101089	Wachovia Fifth Third Bankcard	2055304684528	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101092	BOA Data Mailer (Payroll)	7313200844	Circuit City West Coast	Payroll Account	24,385	-	3/31/2009	Y
101092	Payroll - Data Mailer Shadow	1233557748	Circuit City West Coast	Payroll Account	-	-	3/31/2009	Y
101095	BOA CC W.C. P/R Main Concentration	1257501029	Circuit City West Coast	Funding Account	-	-	3/31/2009	Y
101100	Suntrust Concentration	88001883706	Circuit City Stores, Inc.	Funding Account	20,512	-	3/31/2009	Y
101104	Wachovia Store Depository	2010008835100	Circuit City Stores, Inc.	Depository Account	-	2,040	3/31/2009	Y
101117	Chase Store Depository	744447244	Circuit City Stores, Inc.	Depository Account	71,278	132,593	3/31/2009	Y
101150	Wachovia Warranty Sales Deposits	2055303237073	Circuit City Stores, Inc.	Depository Account	-	(218,746)	3/31/2009	Y
101159	Wachovia Fifth Third Check Collection	2055304993099	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101200	Wachovia Reverse Affiliates Lockbox	2000023001107	Circuit City Stores, Inc.	Depository Account	-	(78)	3/31/2009	Y
101207	Bank of America Sky Venture	1257555447	Circuit City Stores, Inc.	Depository Account	100	-	3/31/2009	Y
101210	Wachovia Trading Circuit	2000022979133	Circuit City Stores, Inc.	Depository Account	542,512	542,512	3/31/2009	Y
101219	Wachovia Corporate Depository	2055305959993	Circuit City Stores, Inc.	Depository Account	-	659,846	3/31/2009	Y
101236	BOA Store Depository	3750979967	Circuit City Stores, Inc.	Depository Account	(700)	-	3/31/2009	Y
101245	Wachovia Direct Deposit	2000013944038	Circuit City Stores, Inc.	Payroll Account	-	1,174	3/31/2009	Y
101249	Wachovia Empire Blue Cross	2079920015191	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101254	Wachovia Music Payables	2079900056031	Circuit City Stores, Inc.	Disbursement Account	-	(0)	3/31/2009	Y
101255	Wachovia Service Payables	2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	(85,292)	3/31/2009	Y
101270	Wachovia Purchasing E/P Disbursement	2079900470992	Circuit City Stores Purchasing Co., LLC	Disbursement Account	-	(121,014)	3/31/2009	Y
101281	Wachovia Purchasing Co. Concentration	2000022979175	Circuit City Stores Purchasing Co., LLC	Funding Account	5,840	5,840	3/31/2009	Y
101307	Chase CC Empire Blue Cross	475600266	Circuit City Stores, Inc.	Depository Account	784,352	191,543	3/31/2009	Y
101320	American Savings Bank Store Depository	9331006380	Circuit City Stores, Inc.	Depository Account		0	3/31/2009	Y
101332	Suntrust EP Disbursement	8800606660	Circuit City Stores, Inc.	Disbursement Account	-	-	3/31/2009	Y
101345	Wells Fargo Store Depository	4121524672	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101365	Wachovia Corporate Sales Lockbox	2000022990950	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101385	Wachovia Sales Receivables Lockbox	2000028301048	Circuit City Stores, Inc.	Depository Account	-	-	3/31/2009	Y
101401	Banco Popular CCS PR LLC Operating	030475139	Circuit City Stores PR, LLC	Funding Account	6,385	6,385	3/31/2009	Y
101402	Banco Popular Store Depository	030475120	Circuit City Stores PR, LLC	Depository Account	-	4,727	3/31/2009	Y
101403	Banco Popular Disbursement	030475147	Circuit City Stores PR, LLC	Payroll Account	28,644	24,989	3/31/2009	Y
101453	Solutran Citizens State Bank Parago Funding Acct	737934	Circuit City Stores, Inc.	Funding Account	5,070	4,964	3/31/2009	Y
101530	Wachovia Ventoux International	2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	3/31/2009	Y
101580	Wachovia Aviation	2000035264767	Circuit City Stores, Inc.	Depository Account	10,000	10,000	3/31/2009	Y
101600	Solutran Return Checks	454248-F	Circuit City Stores, Inc.	Funding Account	78,127	86,207	3/31/2009	Y
101677	BA Liquidation Acct	4426864923	Circuit City Stores, Inc.	Escrow Account	1,793,737	2,328,248	3/31/2009	Y
128065	Paypal Trading Circuit Account	N/A	Circuit City Stores, Inc.	Depository Account	16,261	16,261	3/31/2009	Y
130002	BOA Letter of Credit Payments	4426634580	Circuit City Stores, Inc.	Funding Account	326,757	-	3/31/2009	Y

					52,937,482	50,872,039

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

					MONTH:	3/1/2009 - 3/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc.			$ 2,243,060	$ 2,743,060	$ 371,380
2.	Kirkland & Ellis LLP			21,491	162,784	47,490
3.	KPMG LLP			285,873	533,490	253,768
4.	Kurtzman Carson Consultants LLC			481,119	2,776,961	-
5.	McGuire Woods, LLP			226,188	807,620	504,581
6.	Skadden, Arps, Slate, Meagher & Flom, LLP			-	1,773,728	1,346,150
7.	Ernst & Young LLP			361,982	613,517	112,070
8.	Tavenner & Beran, PLC			30,562	89,671	42,649
9.	Jefferies & Company, Inc.			-	350,674	187,657
10.	Pachulski, Stang, Ziehl & Jones			368,978	1,075,247	466,867
11.	Rothschild Inc.			125,326	125,326	51,000
12.	Protiviti			195,958	587,641	102,591
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ -	$ 4,340,538	$ 11,639,719	$ 3,486,203

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$ 10,186,788	$ 10,108,900	$ 20,002,931
2.
3.
4.
5.
6.	TOTAL		$ 10,186,788	$ 10,108,900	$ 20,002,931

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)
The leases line item is made up of hundreds of landlords.  As such, only the total amount is reported in this schedule.  The unpaid balance remaining at 3/31/2009 primarily includes rent payments due for the period from 11/10/2008 - 11/30/2008; these payments are being held pursuant to a Court order.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.		ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	3/1/2009 - 3/31/2009

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?			X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
1.	The company sold assets outside of the normal course of business as part of its liquidation proceedings.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
4.	Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.
8.	Certain real estate taxes are passed through to the debtors from the landlords. A portion of these real estate taxes is past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 3/31/2009 but were not paid.
10.
The rent for store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.  In addition, due to the liquidation proceedings, the debtors are currently reconciling amounts due to post-petition creditors, which has slowed creditor payments.

11.	Certain property taxes that covered both prepetition and postpetition periods were paid during March 2009.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?			X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
2.	Self-insurance assessments for California and Washington due in January and February, respectively, were not paid as of 3/31/2009.

INSTALLMENT PAYMENTS
	TYPE OF			PAYMENT AMOUNT
	POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
	Commercial General Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$141,622 paid at inception & $141,292 due on 04/01/09
	Auto Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$181,882 paid at inception & $180,457 due on 04/01/09
	Aircraft Liability	Global Aerospace, Inc.	9/17/08 - 9/17/09	$78,340 paid at inception
	Excess Liability - Layer 1	National Union Fire Ins. Co.	10/1/08 - 10/1/09	$513,000 paid at inception
	Excess Liability - Layer 2	Lexington Insurance Co.	10/1/08 - 10/1/09	$86,912.50 paid at inception
	Excess Liability - Layer 3	Great American Insurance Co.	10/1/08 - 10/1/09	$60,600 paid at inception
	Excess Liability - Layer 4	Fireman’s Fund Insurance Co.	10/1/08 - 10/1/09	$45,000 paid at inception
	Excess Liability - Layer 5	Great American Assurance Co.	10/1/08 - 10/1/09	$37,500 paid at inception
	Excess Liability - Layer 6	St. Paul Fire and Marine Insurance Co.	10/1/08 - 10/1/09	$37,400 paid at inception
	Excess Liability - Layer 7	Ohio Casualty Insurance Co.	10/1/08 - 10/1/09	$30,805 paid at inception
	Workers’ Compensation & Employer’s Liability	Old Republic Insurance Co.	10/1/08 - 10/1/09	$464,615 paid at inception & $264,229 due on 04/01/09
	Excess Workers' Compensation	Old Republic Insurance Co.	10/1/08 - 10/1/09	$63,874 paid at inception & $63,874 due on 04/01/09
Self Insured Workers' Compensation States:
	California	Department of Industrial Relations - SIP	ongoing	$53,550 paid in July 2008 and $94,830 due in January 2009
	Ohio	Ohio Bureau of Workers' Compensation	ongoing	$2,442 paid on 2/18/2009
	Washington	Washington Self-Insured Assessments	ongoing	paid quarterly - $67,127 paid to date and $22,874 due in February 2009
Monopolistic State Workers' Compensation Policies:
	Wyoming	Wyoming State WC Premium	ongoing	paid quarterly - $15,744 paid through February 2009
	Foreign Liability Package	National Union Fire Ins. Co.	1/1/08 - 1/1/09	$6,158 paid at inception
	Business Travel Accident	Zurich American	8/1/08 - 8/1/09	$41,232 paid at inception
	Fiduciary	Chubb Group	12/1/08 - 12/1/09	$145,000 paid at inception
	Fiduciary Excess	Arch	12/1/08 - 12/1/09	$121,800 paid at inception
	Crime	Chubb Group	12/1/08 - 12/1/09	$75,000 paid at inception
	Kidnap and Ransom	Chubb Group	12/1/08 - 12/1/09	$5,000 paid at inception
	D&O (Traditional) - Primary	AIG	12/1/08 - 12/1/09	$185,000 paid at inception
	D&O (Traditional) - Layer 1	ACE	12/1/08 - 12/1/09	$166,500 paid at inception
	D&O (Traditional) - Layer 2	XL	12/1/08 - 12/1/09	$150,000 paid at inception
	D&O (Traditional) - Layer 3	Valiant	12/1/08 - 12/1/09	$135,000 paid at inception
	D&O (Traditional) - Layer 4	AWAC	12/1/08 - 12/1/09	$115,000 paid at inception
	Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
	Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
	Runoff D&O - Layer 2 (Year 1)	Great American	12/1/08 - 12/1/14	$240,000 paid at inception
	Runoff D&O - Layer 2 (Years 2 - 6)	Axis	12/1/08 - 12/1/14	$240,000 paid at inception
	Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
	Runoff D&O - Layer 4	Axis	12/1/08 - 12/1/14	$698,700 paid at inception
	Runoff D&O - Layer 5	RSUI	12/1/08 - 12/1/14	$589,050 paid at inception
	Runoff D&O - Layer 6	Arch	12/1/08 - 12/1/14	$540,000 paid at inception
	Runoff D&O - Layer 7 (Side A DIC)	XL	12/1/08 - 12/1/14	$1,275,000 paid at inception
	Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
	Property - Boiler & Machinery	Continental Casualty Company	8/15/08 - 8/15/09	$31,734 paid at inception
	Property - StockThroughput/Ocean Cargo	National Liability & Fire	9/5/08 - 8/15/09	$91,845 paid at inception
	Property - All Risk	Lexington, Axis, Lloyds of London, Liberty, GEP, Glacier Ins AG, State National, Princeton Excess, Industrial Risk, Lancashire, Landmark AmeriCNA, & Integon Specialty	8/15/08 - 8/15/09	$2,750,701.66 paid at inception